UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2026

ZYNEX, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38804 (Commission File Number)	90-0275169 (IRS Employer Identification No.)

9655 Maroon Circle, Englewood, CO (Address of principal executive offices)		80112 (Zip Code)

Registrant’s telephone number, including area code: (800) 495-6670

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYXIQ	OTC Markets Group, Inc.*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*On December 17, 2025, Zynex, Inc. (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock as a result of the Company and certain of its subsidiaries commencing voluntary cases under chapter 11 of title 11 of the United States Code on December 15, 2025. On December 24, 2025, the Company’s common stock was suspended from trading on Nasdaq and began trading on the Pink Limited Market, operated by OTC Markets Group, under the symbol “ZYXIQ.” On January 23, 2026, Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”), which became effective 10 calendar days after such filing on February 2, 2026. The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.

Item 1.01Entry into a Material Definitive Agreement.

On February 17, 2026, Zynex, Inc. (the “Company”) and Zynex Medical, Inc. (“Zynex Medical”) entered into a non-prosecution agreement (the “NPA”) with the U.S. Attorney’s Office for the District of Rhode Island (the “Goverment”) under which the Government agreed not to prosecute the Company for covered conduct related to, among other things, health care fraud, securities fraud and other related conduct occurring primarily between 2017 and August 2025 under prior Company management, subject to the Company’s full compliance with the terms and conditions of the NPA. Effectiveness of the NPA is conditioned upon approval of the United States Bankruptcy Court for the Southern District in the Company’s ongoing Chapter 11 Cases (defined below).

Under the NPA, the Company, among other things, (i) admitted, accepted and acknowledged responsibility for the acts occurring at the direction of the Company’s former officer, directors, employees and agents (as described in the statement of facts included in the NPA (the “Statement of Facts”)) which constitute violations of U.S. criminal law; (ii) agreed to pay a criminal monetary penalty of between $5 million and $12.5 million depending on Company earnings and profit through the Term (defined below) of the NPA (which obligation to pay may be accelerated upon the occurrence of certain events); and (iii) agreed to forfeit and release all unpaid claims that could have otherwise been asserted against (a) the TRICARE program for claims submitted during the Company’s TRICARE payment suspension period, totaling approximately $85 million in billings and (b) other payors for claims submitted prior to September 1, 2025, totaling approximately $13 million in billings, subject to limited offset for non-fraudulent assertions in defense of claims and litigation.

Zynex’s obligations under the NPA commence on February 17, 2026 and continue until the later of the date Zynex has paid the criminal monetary payment in full or December 31, 2034 (the “Term). As part of the resolution set forth in the NPA, the Company agreed to implement certain enhanced compliance and corporate governance reforms designed to prevent future misconduct, strengthen internal oversight, and ensure accountability under its new management. Additionally, the Company is required to fully cooperate with the Government and other authorities with respect to ongoing investigations during the Term.

The foregoing description of the NPA is qualified in its entirety by reference to the full text of the NPA, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

As previously reported, on December 15, 2025, the Company and certain of its subsidiaries filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. The Chapter 11 Cases are being jointly administered under the caption In re Zynex, Inc., et al., Case No. 25-90810.

As previously reported, on January 21, 2026, Thomas Sandgaard, the Company’s former Chief Executive Officer, was indicted by a federal grand jury for health care and securities fraud related offenses, and on January 22, 2026, the Company removed Mr. Sandgaard from all positions he held with the Company and its subsidiaries.

Item 7.01.Regulation FD Disclosure.

On February 17, 2026, the Company issued a press release relating to the resolution of the matters discussed under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (as to Exhibits 99.1), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 (as to Exhibit 99.1) of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders will experience a significant loss on their investment if the Restructuring Transactions are implemented.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Restructuring Transactions described above, including the Company’s ability to complete the Restructuring Transactions on the terms contemplated by the RSA, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the Restructuring Transactions, Court approval and effectiveness of the NPA, and the Company’s compliance with the terms thereof. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases and approval of requisite stakeholders and confirmation by the Court of the Plan, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Court rulings in the Chapter 11 Cases, the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the likelihood of the cancellation of the Company’s common stock in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel and management, uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern, the ability of the Company to comply with the terms of the NPA, including the implementation of the enhanced compliance and corporate governance reforms required thereunder. Such risks and other factors also include those listed in Part II, Item 1A. “Risk Factors” and in Part I, Item 1A. “Risk Factors” in our 2024 Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2025, Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on July 31, 2025, Part II, Item 1A. “Risk Factors” of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC on November 17, 2025, and our other filings with the SEC. When considering these forward-looking statements, you should keep in mind the cautionary statements in this report and the documents incorporated by reference. New risks and uncertainties arise from time to time, and we cannot predict those events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by applicable laws and regulations.

You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Non-Prosecution Agreement, dated as of February 17, 2026
99.1	Press Release, dated February 17, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 18, 2026	ZYNEX, INC.

	By:	/s/ Vikram Bajaj
	Name:	Vikram Bajaj
	Title:	Chief Financial Officer